Retirements, Postretirements And Other Benefit Plans	12 Months Ended
Dec. 31, 2015
Retirement, Postretirement And Other Benefit Plans [Abstract]
Retirement, Postretirement And Other Benefit Plans

NOTE 20 – RETIREMENT, POSTRETIREMENT AND OTHER BENEFIT PLANS

CIT provides various benefit programs, including defined benefit retirement and postretirement plans, and defined contribution savings incentive plans. A summary of major plans is provided below.

Retirement and Postretirement Benefit Plans

Retirement Benefits

CIT has both funded and unfunded noncontributory defined benefit pension plans covering certain U.S. and non-U.S. employees, each of which is designed in accordance with practices and regulations in the related countries. Retirement benefits under defined benefit pension plans are based on an employee’s age, years of service and qualifying compensation.

The Company’s largest plan is the CIT Group Inc. Retirement Plan (the “Plan”), which accounts for 80% of the Company’s total pension projected benefit obligation at December 31, 2015.

The Company also maintains a U.S. noncontributory supplemental retirement plan, the CIT Group Inc. Supplemental Retirement Plan (the “Supplemental Plan”), for participants whose benefit in the Plan is subject to Internal Revenue Code limitations, and an Executive Retirement Plan, which has been closed to new members since 2006. In aggregate, these two plans account for 18.4% of the total pension projected benefit obligation at December 31, 2015.

Effective December 31, 2012, the Company amended the Plan and the Supplemental Plan to freeze benefits earned. Due to the freeze, future service cost accruals and credits for services were discontinued under both plans. However, accumulated balances under the cash balance formula continue to receive periodic interest, subject to certain government limits. The interest credit was 2.55%,  3.63%, and 2.47% for the years ended December 31, 2015, 2014, and 2013, respectively.

At December 31, 2015, all Plan participants are vested in both plans.  Upon termination or retirement, participants under the “cash balance” formula have the option of receiving their benefit in a lump sum, deferring their payment to age 65 or converting their vested benefit to an annuity. Traditional formula participants can only receive an annuity upon a qualifying retirement.

Postretirement Benefits

CIT provides healthcare and life insurance benefits to eligible retired employees. U.S. retiree healthcare and life insurance benefits account for 40.8% and 55.0% of the total postretirement benefit obligation, respectively. For most eligible retirees, healthcare is contributory and life insurance is non-contributory. The U.S. retiree healthcare plan pays a stated percentage of most medical expenses, reduced by a deductible and any payments made by the government and other programs. The U.S. retiree healthcare benefit includes a maximum limit on CIT’s share of costs for employees who retired after January 31, 2002. All postretirement benefit plans are funded on a pay-as-you-go basis.

Effective December 31, 2012, the Company amended CIT’s postretirement benefit plans to discontinue benefits. Due to the freeze, future service cost accruals were reduced. CIT no longer offers retiree medical, dental and life insurance benefits to those who did not meet the eligibility criteria for these benefits by December 31, 2013. Employees who met the eligibility requirements for retiree health insurance by December 31, 2013 will be offered retiree medical and dental coverage upon retirement. To receive retiree life insurance, employees must have met the eligibility criteria for retiree life insurance by, and must have retired from CIT on or before, December 31, 2013.

Obligations and Funded Status

The following tables set forth changes in benefit obligation, plan assets, funded status and net periodic benefit cost of the retirement plans and postretirement plans:

Obligations and Funded Status (dollars in millions)

	Retirement Benefits		Post-Retirement Benefits
	2015	2014	2015	2014
Change in benefit obligation
Benefit obligation at beginning of year	$463.6	$452.4	$38.6	$38.8
Service cost	0.2	0.2	–	–
Interest cost	16.9	20.2	1.4	1.6
Plan amendments, curtailments, and settlements	(2.4)	(29.5)	–	–
Actuarial (gain) / loss	(10.9)	50.4	(1.6)	0.8
Benefits paid	(21.3)	(25.8)	(4.9)	(4.3)
Other(1)	(0.6)	(4.3)	1.6	1.7
Benefit obligation at end of year	445.5	463.6	35.1	38.6
Change in plan assets
Fair value of plan assets at beginning of period	359.9	356.9	–	–
Actual return on plan assets	(12.3)	28.5	–	–
Employer contributions	12.8	33.7	3.3	2.5
Plan settlements	(1.1)	(29.3)	–	–
Benefits paid	(21.3)	(25.8)	(4.9)	(4.3)
Other(1)	(0.1)	(4.1)	1.6	1.8
Fair value of plan assets at end of period	337.9	359.9	–	–
Funded status at end of year(2)(3)	$(107.6)	$(103.7)	$(35.1)	$(38.6)

(1)Consists of the following: plan participants’ contributions and currency translation adjustments.

(2)These amounts were recognized as liabilities in the Consolidated Balance Sheet at December 31, 2015 and 2014.

(3)Company assets of $85.9 million and $91.0 million as of December 31, 2015 and December 31, 2014, respectively, related to the non-qualified U.S. executive retirement plan obligation are not included in plan assets but related liabilities are in the benefit obligation.

During 2015, the Company entered into a buy-in/buy-out transaction in Germany with an insurance company that is expected to result in a full buy-out of the related pension plan in 2016. This contract did not meet the settlement requirements in ASC 715, Compensation – Retirement Benefits as of the year ended December 31, 2015 and resulted in a $1.2 million actuarial loss that is included in the net actuarial gain of $10.9 million as of December 31, 2015, as the plan’s pension liabilities were valued at their buy-in value basis.

The accumulated benefit obligation for all defined benefit pension plans was $445.5 million and $463.1 million, at December 31, 2015 and 2014, respectively. Information for those defined benefit plans with an accumulated benefit obligation in excess of plan assets is as follows:

Defined Benefit Plans with an Accumulated Benefit Obligation in Excess of Plan Assets (dollars in millions)

	December 31,
	2015	2014
Projected benefit obligation	$439.3	$463.6
Accumulated benefit obligation	439.3	463.1
Fair value of plan assets	331.7	359.9

The net periodic benefit cost and other amounts recognized in AOCI consisted of the following:

Net Periodic Benefit Costs and Other Amounts (dollars in millions)

	Retirement Benefits			Post-Retirement Benefits
	2015	2014	2013	2015	2014	2013
Service cost	$0.2	$0.2	$0.5	$–	$–	$0.1
Interest cost	16.9	20.2	17.8	1.4	1.6	1.6
Expected return on plan assets	(20.1)	(20.8)	(18.9)	–	–	–
Amortization of prior service cost	–	–	–	(0.5)	(0.5)	(0.6)
Amortization of net loss/(gain)	2.6	7.5	1.0	(0.3)	(0.7)	(0.2)
Settlement and curtailment (gain)/loss	–	2.9	0.2	–	–	(0.3)
Net periodic benefit cost (credit)	(0.4)	10.0	0.6	0.6	0.4	0.6

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net loss / (gain)	20.9	42.6	(17.1)	(1.5)	1.0	(2.5)
Amortization, settlement or curtailment recognition of net (loss) / gain	(2.6)	(10.4)	(1.1)	0.3	0.7	0.1
Amortization, settlement or curtailment recognition of prior service credit	–	–	–	0.5	0.5	1.4
Total recognized in OCI	18.3	32.2	(18.2)	(0.7)	2.2	(1.0)
Total recognized in net periodic benefit cost and OCI	$17.9	$42.2	$(17.6)	$(0.1)	$2.6	$(0.4)

The amounts recognized in AOCI during the year ended December 31, 2015 were net losses (before taxes) of $18.3 million for retirement benefits. The net losses (before taxes) include losses of $39.5 million, netted by gains of $18.6 million. The losses include asset losses of $32.4 million, demographic experience losses of $3.4 million; losses of $2.5 million due to the US retirement benefit plans’ interest crediting rate’s 25 basis points increase to 2.75% at December 31, 2015, and the actuarial loss related to the German plan buy-in transaction of $1.2 million. The gains were primarily driven by the impacts of the 25 basis point increase in the U.S. benefit plans’ discount rate from 3.75% to 4.00% at December 31, 2015 resulting in a gain of $11.9 million, and the adoption of the new Society of Actuaries’ improvement scale MP-2015 for the U.S. benefit plans resulting in a gain of $6.0 million.  The estimated net loss for CIT’s retirement benefits that will be amortized from AOCI into net periodic benefit cost over the next fiscal year is $2.7 million.

The post retirement AOCI net gains (before taxes) of $0.7 million during the year ended December 31, 2015 include gains of $2.5 million, netted by losses of $0.9 million. The gains were primarily driven by the impacts of the updated healthcare assumptions of $1.1 million and the 25 basis points increase in the post retirement plans’ discount rate from 3.75% to 4.00% at December 31, 2015 resulting in a gain of $1.0 million. The losses were primarily driven by actuarial losses on benefit payments.  The estimated prior service credit and net gain for CIT’s post-retirement benefits that will be amortized from AOCI into net periodic benefit cost over the next fiscal year is $0.5 million and $0.8 million, respectively.

The amounts recognized in AOCI during the year ended December 31, 2014 were net losses (before taxes) of $32.2 million for retirement benefits. Changes in assumptions, primarily the discount rate and mortality tables, accounted for $46.8 million of the overall net retirement benefits AOCI losses. The discount rate for the Plan and the Supplemental Plan decreased 100 basis points to 3.75% at December 31, 2014, and the rate for the executive retirement plan decreased 75 basis points to 3.75% at December 31, 2014. This decline in the discount rate accounted for $33.5 million of the net AOCI loss for retirement benefits. Additionally, the adoption of the new Society of Actuaries’ mortality table and improvement scale RP-2014/SP-2014 resulted in an increase in retirement benefit obligations of $10.2 million. Partially offsetting these losses were the settlement of the U.K. pension scheme, which resulted in $8.0 million of loss amortization and settlement charges recorded during 2014, and U.S. asset gains of $7.7 million. The postretirement AOCI net losses (before taxes) of $2.2 million during the year ended December 31, 2014 were primarily driven by a 75 basis point decrease in the U.S. postretirement plan discount rate from 4.50% at December 31, 2013 to 3.75% at December 31, 2014.

The amounts recognized in AOCI during the year ended December 31, 2013 were net gains (before taxes) of $18.2 million for retirement benefits. The net retirement benefits AOCI gains were primarily driven by a reduction in benefit obligations of $17.1 million resulting from changes in assumptions. The discount rate for the U.S. pension and postretirement plans increased by 100 basis points from 3.75% at December 31, 2012 to 4.75% at December 31, 2013 and accounted for the majority of the AOCI gains arising from assumption changes.

The postretirement AOCI net gains (before taxes) of $1.0 million during the year ended December 31, 2013 were primarily driven by a 75 basis point increase in the discount rate from 3.75% at December 31, 2012 to 4.50% at December 31, 2013.

Assumptions

Discount rate assumptions used for pension and post-retirement benefit plan accounting reflect prevailing rates available on high-quality, fixed-income debt instruments with maturities that match the benefit obligation. The rate of compensation used in the actuarial model is based upon the Company’s long-term plans for any increases, taking into account both market data and historical increases.

Expected long-term rate of return assumptions on assets are based on projected asset allocation and historical and expected future returns for each asset class. Independent analysis of historical and projected asset returns, inflation, and interest rates are provided by the Company’s investment consultants and actuaries as part of the Company’s assumptions process.

The weighted average assumptions used in the measurement of benefit obligations are as follows:

Weighted Average Assumptions

	Retirement Benefits		Post-Retirement Benefits
	2015	2014	2015	2014
Discount rate	3.97%	3.74%	3.99%	3.74%
Rate of compensation increases	–	0.09%	(1)	(1)
Health care cost trend rate
Pre-65	(1)	(1)	6.70%	7.20%
Post-65	(1)	(1)	8.20%	7.30%
Ultimate health care cost trend rate	(1)	(1)	4.50%	4.50%
Year ultimate reached	(1)	(1)	2037	2029

The weighted average assumptions used to determine net periodic benefit costs are as follows:

Weighted Average Assumptions

	Retirement Benefits		Post-Retirement Benefits
	2015	2014	2015	2014
Discount rate	3.74%	4.58%	3.74%	4.50%
Expected long-term return on plan assets	5.75%	5.74%	(1)	(1)
Rate of compensation increases	0.09%	3.03%	(1)	(1)

Healthcare rate trends have a significant effect on healthcare plan costs. The Company uses both external and historical data to determine healthcare rate trends. An increase (decrease) of one-percentage point in assumed healthcare rate trends would increase (decrease) the postretirement benefit obligation by $0.8 million and ($0.7 million), respectively. The service and interest cost are not material.

Plan Assets

CIT maintains a “Statement of Investment Policies and Objectives” which specifies guidelines for the investment, supervision and monitoring of pension assets in order to manage the Company’s objective of ensuring sufficient funds to finance future retirement benefits. The asset allocation policy allows assets to be invested between 15% to 35% in Equities, 35% to 65% in Fixed-Income, 15% to 25% in Global Asset Allocation, and 5% to 10% in Alternative Investments. The asset allocation follows a Liability Driven Investing (“LDI”) strategy. The objective of LDI is to allocate assets in a manner that their movement will more closely track the movement in the benefit liability. The policy provides specific guidance on asset class objectives, fund manager guidelines and identification of prohibited and restricted transactions. It is reviewed periodically by the Company’s Investment Committee and external investment consultants.

Members of the Investment Committee are appointed by the Chief Executive Officer and include the Chief Financial Officer as the committee Chairman, and other senior executives.

There were no direct investments in equity securities of CIT or its subsidiaries included in pension plan assets in any of the years presented.

Plan investments are stated at fair value. Common stock traded on security exchanges as well as mutual funds and exchange traded funds are valued at closing market prices; when no trades are reported, they are valued at the most recent bid quotation (Level 1). Investments in Common Collective Trusts and Short Term Investment Funds are carried at fair value based upon net asset value (“NAV”) (Level 2). Funds that invest in alternative assets that do not have quoted market prices are valued at estimated fair value based on capital and financial statements received from fund managers (Level 3). Given the valuation of Level 3 assets is dependent upon assumptions and expectations, management, with the assistance of third party experts, periodically assesses the controls and governance employed by the investment firms that manage Level 3 assets.

The tables below set forth asset fair value measurements.

Fair Value Measurements (dollars in millions)

December 31, 2015	Level 1	Level 2	Level 3	Total Fair Value
Cash	$1.7	$–	$–	$1.7
Mutual Fund	67.9	–	–	67.9
Common Collective Trust	–	183.1	–	183.1
Common Stock	19.7	–	–	19.7
Exchange Traded Funds	24.6	–	–	24.6
Short Term Investment Fund	–	1.7	–	1.7
Partnership	–	–	7.7	7.7
Hedge Fund	–	–	25.3	25.3
Insurance Contracts	–	–	6.2	6.2
	$113.9	$184.8	$39.2	$337.9

December 31, 2014	Level 1	Level 2	Level 3	Total Fair Value
Cash	$5.8	$–	$–	$5.8
Mutual Fund	72.0	–	–	72.0
Common Collective Trust	–	200.1	–	200.1
Common Stock	19.6	–	–	19.6
Exchange Traded Funds	25.7	–	–	25.7
Short Term Investment Fund	–	1.5	–	1.5
Partnership	–	–	9.7	9.7
Hedge Fund	–	–	25.5	25.5
	$123.1	$201.6	$35.2	$359.9

The table below sets forth changes in the fair value of the Plan’s Level 3 assets for the year ended December 31, 2015:

Fair Value of Level 3 Assets (dollars in millions)

	Total	Partnership	Hedge Funds	Insurance Contracts
December 31, 2014	$35.2	$9.7	$25.5	$–
Realized and Unrealized losses	(2.2)	(2.0)	(0.2)	–
Purchases, sales, and settlements, net	6.2	–	–	6.2
December 31, 2015	$39.2	$7.7	$25.3	$6.2
Change in Unrealized Losses for Investments still held at December 31, 2015	$(2.2)	$(2.0)	$(0.2)	$–

Contributions

The Company’s policy is to make contributions so that they exceed the minimum required by laws and regulations, are consistent with the Company’s objective of ensuring sufficient funds to finance future retirement benefits and are tax deductible. CIT currently does not expect to have a required minimum contribution to the U.S. Retirement Plan during 2016. For all other plans, CIT currently expects to contribute $9.0 million during 2016.

Estimated Future Benefit Payments

The following table depicts benefits projected to be paid from plan assets or from the Company’s general assets calculated using current actuarial assumptions. Actual benefit payments may differ from projected benefit payments.

Projected Benefits (dollars in millions)

For the years ended December 31,	Retirement Benefits	Gross Postretirement Benefits	Medicare Subsidy
2016	$26.0	$3.0	$0.3
2017	25.8	2.9	0.3
2018	25.9	2.9	0.3
2019	26.4	2.8	0.3
2020	28.6	2.7	0.4
2021-2025	138.4	12.0	0.8

Savings Incentive Plan

CIT has a number of defined contribution retirement plans covering certain of its U.S. and non-U.S. employees designed in accordance with conditions and practices in the respective countries. The U.S. plan, which qualifies under section 401(k) of the Internal Revenue Code, is the largest and accounts for 88% of the Company’s total defined contribution retirement expense for the year ended December 31, 2015. Generally, employees may contribute a portion of their eligible compensation, as defined, subject to regulatory limits and plan provisions, and the Company matches these contributions up to a threshold. During 2015, the Board of Directors of the Company approved amendments to reduce the Company match on eligible contributions effective January 1, 2016.  Participants are also eligible for an additional discretionary company contribution.  The cost of these plans totaled $19.0 million, $21.6 million and $24.9 million for the years ended December 31, 2015, 2014, and 2013, respectively.

Stock-Based Compensation

In December 2009, the Company adopted the Amended and Restated CIT Group Inc. Long-Term Incentive Plan (the “LTIP”), which provides for grants of stock-based awards to employees, executive officers and directors, and replaced the Predecessor CIT Group Inc. Long-Term Incentive Plan (the “Prior Plan”). The number of shares of common stock that may be issued for all purposes under the LTIP is 10,526,316. Currently under the LTIP, the issued and unvested awards consists mainly of Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”).

Compensation expense related to equity-based awards are measured and recorded in accordance with ASC 718, Stock Compensation. The fair value of RSUs and PSUs are based on the fair market value of CIT’s common stock on the date of grant. Compensation expense is recognized over the vesting period (requisite service period), which is generally three years for restricted stock/units, under the graded vesting method, whereby each vesting tranche of the award is amortized separately as if each were a separate award. Compensation expenses for PSUs that cliff vest are recognized over the vesting period, which is generally three years, and on a straight-line basis.

Operating expenses includes $72.9 million of compensation expense related to equity-based awards granted to employees or members of the Board of Directors for the year ended December 31, 2015, including $72.6 million related to restricted and retention stock and unit awards and the remaining related to stock purchases. Compensation expense related to equity-based awards included $48.8 million in 2014 and $52.5 million in 2013. Total unrecognized compensation cost related to nonvested awards was $27.4 million at December 31, 2015. That cost is expected to be recognized over a weighted average period of 1.5 years.

Employee Stock Purchase Plan

In December 2010, the Company adopted the CIT Group Inc. 2011 Employee Stock Purchase Plan (the “ESPP”), which was approved by shareholders in May 2011. Eligibility for participation in the ESPP includes employees of CIT and its participating subsidiaries who are customarily employed for at least 25 hours per week, except that any employees designated as highly compensated are not eligible to participate in the ESPP. The ESPP is available to employees in the United States and to certain international employees. Under the ESPP, CIT is authorized to issue up to 2,000,000 shares of common stock to eligible employees. Eligible employees can choose to have between 1% and 10% of their base salary withheld to purchase shares quarterly, at a purchase price equal to 85% of the fair market value of CIT common stock on the last business day of the quarterly offering period. The amount of common stock that may be purchased by a participant through the ESPP is generally limited to $25,000 per year. A total of 46,770,  31,497 and 25,490 shares were purchased under the plan in 2015, 2014 and 2013, respectively.

Restricted Stock Units and Performance Stock Units

Under the LTIP, RSUs and PSUs are awarded at no cost to the recipient upon grant. RSUs are generally granted annually at the discretion of the Company, but may also be granted during the year to new hires or for retention or other purposes. RSUs granted to employees and members of the Board during 2015 and 2014 generally were scheduled to vest either one third per year for three years or 100% after three years. During 2015, retention RSUs scheduled to vest 100% after nine months were granted to certain key employees in connection with the acquisition of OneWest Bank.  Beginning in 2014, RSUs granted to employees were also subject to performance-based vesting based on the Company’s pre-tax income results. A limited number of vested stock awards are scheduled to remain subject to transfer restrictions through the first anniversary of the grant date for members of the Board who elected to receive stock in lieu of cash compensation for their retainer. Certain RSUs granted to directors, and in limited instances to employees, are designed to settle in cash and are accounted for as “liability” awards as prescribed by ASC 718. The values of these cash-settled RSUs are re-measured at the end of each reporting period until the award is settled.

The Company awarded two forms of PSUs to certain senior executives during 2015, versus one form during 2014. The first form of 2015 PSUs, “2015 PSUs-ROA/EPS,” are broadly similar to the design on the 2014 PSU awards, which may be earned at the end of a three-year performance period from 0% to 150% of target based on performance against two pre-established performance measures: fully diluted EPS (weighted 75%) and pre-tax ROA (weighted 25%).  The second form of 2015 PSUs, “2015 PSUs-ROTCE,” are earned in each year during a three-year performance period from 0% to a maximum of 150% of target based on pre-tax ROTC as follows: (1) one-third based on the pre-tax ROTCE for the first year of the performance period; (2) one-third based on the average pre-tax ROTCE for the first two years of the performance period; and (3) one-third based on the three-year average ROTCE during the performance period. Performance measures have a minimum threshold level of performance that must be achieved to trigger any payout; if the threshold level of performance is not achieved, then no portion of the PSU target will be payable. Achievement against either performance measures is calculated independently of the other performance measure and each measure is weighted equally.

The fair value of restricted stock and RSUs that vested and settled in stock during 2015, 2014 and 2013 was $56.2 million, $42.8 million and $38.6 million, respectively. The fair value of RSUs that vested and settled in cash during 2015, 2014 and 2013 was $0.2 million, $0.2 million and $0.4 million, respectively.

The following tables summarize restricted stock and RSU activity for 2015 and 2014:

Stock and Cash — Settled Awards Outstanding

	Stock-Settled Awards		Cash-Settled Awards
December 31, 2015	Number of Shares	Weighted Average Grant Date Value	Number of Shares	Weighted Average Grant Date Value
Unvested at beginning of period	2,268,484	$44.22	6,353	$41.99
Vested / unsettled awards at beginning of period	25,255	40.38	1,082	39.05
PSUs - granted to employees	445,020	45.88	–	–
PSUs - incremental for performance above 2012-14 targets	102,881	45.88	–	–
RSUs - granted to employees	2,001,931	45.36	–	–
RSUs - granted to directors	28,216	46.22	6,166	46.42
Forfeited / cancelled	(173,903)	45.30	–	–
Vested / settled awards	(1,273,961)	42.50	(3,978)	40.85
Vested / unsettled awards	(39,626)	40.46	–	–
Unvested at end of period	3,384,297	$45.55	9,623	$44.97

December 31, 2014
Unvested at beginning of period	2,219,463	$41.51	5,508	$41.93
Vested / unsettled Stock Salary at beginning of period	15,066	41.46	2,165	39.05
PSUs - granted to employees	138,685	47.77	–	–
RSUs - granted to employees	905,674	47.71	–	–
RSUs - granted to directors	35,683	43.07	4,046	42.01
Forfeited / cancelled	(107,445)	43.87	–	–
Vested / settled awards	(913,387)	41.70	(4,284)	41.20
Vested / unsettled Stock Salary Awards	(25,255)	40.38	(1,082)	39.05
Unvested at end of period	2,268,484	$44.22	6,353	$41.99